UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2019

Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55201	38-3888962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Election of Director

On July 29, 2019, B.J. Penn was elected as a member of the board of directors (the “Board”) of Healthcare Trust, Inc. (the “Company”) to serve as a director effective immediately. Simultaneously with the appointment of Mr. Penn, the Board took action to increase the number of directors constituting the entire board to six directors pursuant to the Company’s bylaws. Mr. Penn has not been named to any committees at this time. There are no related party transactions involving Mr. Penn that are reportable under Item 404(a) of Regulation S-K.

Mr. Penn, like the Company's other independent directors, will participate in the Company’s independent director compensation program, including the employee and director incentive restricted share plan, as described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 18, 2019. The Company will pay to Mr. Penn an annual retainer effective as of July 29, 2019 pro-rated for the remaining portion of the current annual period, the award of 15,000 restricted shares of common stock of the Company, par value $0.01 per share, which vest annually over a three-year period in equal installments, and other compensation pursuant to the independent director compensation program.

Indemnification Agreement

In connection with the election of Mr. Penn as a director of the Company, the Company intends to enter into an indemnification agreement (the “Indemnification Agreement”) with him in the same form as the indemnification agreements the Company has entered into with its other directors and officers. Under the Indemnification Agreement, Mr. Penn will be indemnified by the Company to the maximum extent permitted by Maryland law for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against him as a director of the Company as a result of his service, subject to the limitations set forth in the Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRUST, INC.

Date: August 1, 2019	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr. Chief Executive Officer and President (Principal Executive Officer)